Financial Instruments	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Financial Instruments
Note 26 - Financial Instruments
Concentration of credit risk
There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with DNB Bank ASA, Saudi-British Bank and Citibank, however we believe this risk is remote, as they are established and reputable establishments with no prior history of default.
Interest rate risk
The Company is exposed to interest rate risk related to the SOFR floating-rate portion of debts under our existing financing arrangements. There is a risk that SOFR rate fluctuations will have a negative effect on the value of our cash flows. The Company is exposed to changes in long-term market interest rates if and when maturing debt is refinanced with new debt.
In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Company is not engaged in derivative transactions for speculative or trading purposes and has not entered into derivative agreements to mitigate the risk of these fluctuations.
Foreign exchange risk management
The majority of the Company's gross earnings are receivable in U.S dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency, however, we incur certain expenditures in other currencies. There is a risk that currency fluctuations, primarily relative to the U.S. dollar will have a negative effect on the value of our cash flows. The Company has not entered into derivative agreements to mitigate the risk of these fluctuations.
Supplier risk
A supplier risk exists in relation to our rigs undergoing construction with Keppel, however, we believe this risk is remote as Keppel are global leaders in the rig and shipbuilding sectors. Failure to complete the construction of any newbuilding on time may result in the delay, renegotiation or cancellation of employment contracts secured for the newbuildings. Further, significant delays in the delivery of the newbuildings could have a negative impact on the Company’s reputation and customer relationships. The Company could also be exposed to contractual penalties for failure to commence operations in a timely manner which could adversely affect the Company’s business, financial condition and results of operations.
Concentration of financing risk
There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried or will be carried by Keppel and PPL in the form of shipyard financing. We believe the counterparties to be sound financial institutions, therefore, we believe this risk is remote.
Fair values of financial instruments
The carrying value and estimated fair value of the Company’s cash and financial instruments were as follows:

		As of December 31, 2022		As of December 31, 2021
(In $ millions)	Hierarchy	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets
Cash and cash equivalents(1)	1	108.0	108.0	34.9	34.9
Restricted cash(1)	1	2.5	2.5	3.3	3.3
Trade receivables(1)	1	43.0	43.0	28.5	28.5
Other current assets (excluding deferred costs)(1)	1	25.4	25.4	16.0	16.0
Due from related parties(1)	1	65.6	65.6	48.6	48.6
Non-current restricted cash(1)	1	8.0	8.0	7.8	7.8

Liabilities
Trade payables(1)	1	47.7	47.7	34.7	34.7
Accrued expenses(1)	1	80.8	80.8	45.6	45.6
Short-term accrued interest and other items (1)	1	77.7	77.7	15.3	15.3
Other current liabilities(1)	1	36.2	36.2	18.4	18.4
Short-term debt (2)	1	100.8	100.8	—	—
Short-term debt (3)	2	330.8	350.0	—	—
Long-term debt (2)	1	1,177.7	1,177.7	1,555.3	1,555.3
Long-term debt (3)	2	—	—	173.3	350.0

(1) The carrying values approximate the fair values due to their near term expected receipt of cash.
(2) Short term and long term debt excludes deferred finance charges and effective interest rate adjustments.
(3) This relates to our 3.875% Convertible Bond due in 2023 which is fair valued using observable market-based inputs.
Assets Measured at Fair Value on a Non-Recurring Basis
As at June 30, 2022, the Company measured three newbuildings, "Tivar", "Huldra" and "Heidrun", at a combined fair value of $7.6 million, which was determined using level 3 inputs. As a result of the potential sale of the three newbuilding rigs, the fair value was measured as the best estimate of the sales amount less costs to sell and the sum of the current capitalized cost and the expected cost to complete. The newbuildings were classified as held for sale at September 30, 2022 and subsequently in December 2022 the sale of the three rigs was agreed (see Note 15 - Newbuildings).
As at September 30, 2022, the Company measured the jack-up rig "Gyme" at a fair value of $119.7 million and classified the "Gyme" as held for sale. The fair value was based on the estimated fair value less cost to sell. The rig was subsequently sold in December 2022 (see Note 16 - Jack-Up Rigs, net).